Exhibit 99.1

Historical Results Financial Supplement

Presented in Revised Format

for the Quarters Ended

March 31, 2011, June 30, 2011,

September 30, 2011 and December 31, 2011

Presented to Conform with the Presentation

Adopted for the First Quarter 2012 Financial Supplement

METLIFE, INC.

TABLE OF CONTENTS

NOTE TO FINANCIALS	2

CORPORATE OVERVIEW	3

METLIFE, INC.
Consolidated Balance Sheets	4
Consolidated Statements of Operating Earnings Available to Common Shareholders	5
Consolidating Statement of Operating Earnings Available to Common Shareholders	6

SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	8

THE AMERICAS - RETAIL PRODUCTS
Statements of Operating Earnings Available to Common Shareholders	9
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	12
Other Expenses by Major Category and Sales by Product	13
Spread by Product	14

THE AMERICAS - GROUP, VOLUNTARY AND WORKSITE BENEFITS
Statements of Operating Earnings Available to Common Shareholders	15
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	19
Other Expenses by Major Category	20
Spread by Product	21
Net Written Premiums by Product and Selected Financial Information and Supplemental Data	22

THE AMERICAS - CORPORATE BENEFIT FUNDING
Statements of Operating Earnings Available to Common Shareholders	23
Future Policy Benefits and Policyholder Account Balances; and Separate Account Liabilities	24
Other Expenses by Major Category	25
Spread	26

THE AMERICAS - LATIN AMERICA
Statements of Operating Earnings Available to Common Shareholders	27

ASIA
Statements of Operating Earnings Available to Common Shareholders	28

EUROPE, THE MIDDLE EAST AND AFRICA (“EMEA”)
Statements of Operating Earnings Available to Common Shareholders	29

CORPORATE & OTHER
Statements of Operating Earnings Available to Common Shareholders	30

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	31
Gross Unrealized Gains and Losses Aging Schedules - Fixed Maturity Securities and Equity Securities Available-for-Sale	33
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution and Summary of Real Estate and Real Estate Joint Ventures	34
Summary of Mortgage Loans and Summary of Commercial Mortgage Loans by Region and Property Type	35

APPENDIX	36

METLIFE, INC.

NOTE TO FINANCIALS

This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”).

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.

The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;

•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and

•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition & integration costs.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), and book value per diluted common share, excluding AOCI, should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share and book value per diluted common share, respectively.

	METLIFE, INC. CORPORATE OVERVIEW
		For the Three Months Ended
	Unaudited (In millions, except per share data) (1)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

	Operating earnings available to common shareholders	$1,318	$1,207	$996	$1,247	$
	Preferred stock dividends	30	31	30	31
	Operating earnings	1,348	1,238	1,026	1,278
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses)	(99)	(155)	(55)	(558)
	Net derivative gains (losses)	(315)	352	4,196	591
	Other adjustments to continuing operations	(213)	(447)	(394)	(542)
	Provision for income tax (expense) benefit	203	73	(1,329)	194
	Income (loss) from continuing operations, net of income tax	924	1,061	3,444	963
	Income (loss) from discontinued operations, net of income tax	(40)	32	6	25
	Net income (loss)	884	1,093	3,450	988
	Less: Net income (loss) attributable to noncontrolling interest	7	(7)	(6)	(2)
	Net income (loss) attributable to MetLife, Inc.	877	1,100	3,456	990
	Less: Preferred stock dividends	30	31	30	31
	Less: Preferred stock redemption premium (2)	146	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders	$701	$1,069	$3,426	$959	$

	Operating earnings available to common shareholders per common share - diluted	$1.23	$1.13	$0.93	$1.17	$
	Net investment gains (losses)	(0.09)	(0.14)	(0.05)	(0.52)
	Net derivative gains (losses)	(0.29)	0.33	3.94	0.55
	Other adjustments to continuing operations	(0.19)	(0.43)	(0.38)	(0.50)
	Provision for income tax (expense) benefit	0.19	0.07	(1.25)	0.18
	Discontinued operations, net of income tax	(0.04)	0.03	0.01	0.02
	Less: Net income (loss) attributable to noncontrolling interest	0.01	(0.01)	(0.01)	-
	Less: Preferred stock redemption premium	0.14	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted	$0.66	$1.00	$3.21	$0.90	$

	Weighted average common shares outstanding - diluted (2)	1,069.5	1,071.0	1,066.2	1,066.3

	Unaudited	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

	Book value per common share - (actual common shares outstanding) (3)	$43.42	$46.56	$53.15	$52.43	$
	Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (3)	$42.24	$43.24	$46.50	$46.69	$
	Book value per common share - diluted - (weighted average common shares outstanding) (3)	$42.88	$45.97	$52.72	$52.03	$
	Book value per common share, excluding accumulated other comprehensive income (loss) - diluted - (weighted average common shares outstanding) (3)	$41.71	$42.70	$46.13	$46.32	$

		For the Three Months Ended
	Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

	Common shares outstanding, beginning of period	1,054.4	1,056.1	1,057.4	1,057.6
	Newly issued shares (2)	1.7	1.3	0.2	0.4
	Common shares outstanding, end of period	1,056.1	1,057.4	1,057.6	1,058.0

	Weighted average common shares outstanding - basic (2)	1,058.5	1,059.8	1,060.2	1,060.4
	Dilutive effect of stock purchase contracts underlying common equity units	2.6	4.0	-	-
	Dilutive effect of stock-based awards	8.4	7.2	6.0	5.9
	Weighted average common shares outstanding - diluted (2)	1,069.5	1,071.0	1,066.2	1,066.3

	Policyholder Trust Shares	219.0	216.5	215.3	212.9

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

(2)	In connection with the financing of the acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, “ALICO”) in November 2010, MetLife, Inc. issued to AM Holdings LLC (formerly known as ALICO Holdings LLC)(“AM Holdings”) 6,857,000 shares of convertible preferred stock. For purposes of the December 31, 2010 common share and weighted average common share calculations, the convertible preferred stock was treated as 68,570,000 shares of common stock. On March 8, 2011, MetLife, Inc. issued 68,570,000 shares of common stock for net proceeds of $3.0 billion, which were used to repurchase and cancel the 6,857,000 shares of convertible preferred stock held by AM Holdings, resulting in a preferred stock redemption premium of $146 million. As the convertible preferred stock shares were treated as common shares in the December 31, 2010 share calculations, there is no impact to the March 31, 2011 share calculations for the 68,570,000 shares of common stock issued on March 8, 2011.

(3)	Book value per common share, book value per common share, excluding AOCI, book value per common share—diluted and book value per common share, excluding AOCI—diluted exclude $2,043 million of equity related to preferred stock.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS (1)
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$333,664	$341,744	$353,927	$350,271	$
Equity securities available-for-sale, at estimated fair value	3,584	3,238	3,118	3,023
Trading and other securities, at estimated fair value (2)	19,365	19,700	18,698	18,268
Mortgage loans:
Held-for-investment, principally at amortized cost (2)	59,397	60,819	59,209	56,915
Held-for-sale, principally at estimated fair value (3)	2,435	2,805	3,740	15,178
Mortgage loans, net	61,832	63,624	62,949	72,093
Policy loans	11,872	11,858	11,932	11,892
Real estate and real estate joint ventures	8,042	8,234	8,197	8,563
Other limited partnership interests	6,409	6,453	6,538	6,378
Short-term investments, principally at estimated fair value	8,822	12,419	15,913	17,310
Other invested assets, principally at estimated fair value	13,662	14,866	23,103	23,581
Total investments	467,252	482,136	504,375	511,379
Cash and cash equivalents, principally at estimated fair value (2)	10,692	9,628	10,001	10,461
Accrued investment income	4,478	4,341	4,793	4,344
Premiums, reinsurance and other receivables	20,315	21,070	23,137	22,481
Deferred policy acquisition costs and value of business acquired	25,147	25,234	24,516	24,619
Goodwill	11,946	12,036	12,006	11,935
Other assets	9,321	8,246	8,340	7,984
Assets of subsidiaries held-for-sale	3,413	3,369	3,421	-
Separate account assets	195,914	202,382	191,499	203,023
Total assets	$748,478	$768,442	$782,088	$796,226	$

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$173,002	$176,372	$182,756	$184,275	$
Policyholder account balances	214,641	217,597	217,764	217,700
Other policy-related balances	15,641	15,456	15,451	15,599
Policyholder dividends payable	820	853	871	774
Policyholder dividend obligation	793	1,281	2,782	2,919
Payables for collateral under securities loaned and other transactions	28,625	30,079	34,933	33,716
Bank deposits	9,313	10,022	10,685	10,507
Short-term debt	572	102	451	686
Long-term debt (2)	27,604	28,269	24,753	23,692
Collateral financing arrangements	5,297	5,297	5,297	4,647
Junior subordinated debt securities	3,191	3,192	3,192	3,192
Current income tax payable	113	133	385	193
Deferred income tax liability	1,282	2,747	6,155	6,395
Other liabilities (3)	20,037	19,707	23,121	30,914
Liabilities of subsidiaries held-for-sale	3,206	3,163	3,221	-
Separate account liabilities	195,914	202,382	191,499	203,023
Total liabilities	700,051	716,652	723,316	738,232

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	128	124	130	105

Equity
Preferred stock, at par value	1	1	1	1
Convertible preferred stock, at par value	-	-	-	-
Common stock, at par value	11	11	11	11
Additional paid-in capital	26,668	26,714	26,744	26,782
Retained earnings	20,147	21,216	24,642	24,814
Treasury stock, at cost	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	1,245	3,502	7,024	6,083
Total MetLife, Inc.’s stockholders’ equity	47,900	51,272	58,250	57,519
Noncontrolling interests	399	394	392	370
Total equity	48,299	51,666	58,642	57,889
Total liabilities and equity	$748,478	$768,442	$782,088	$796,226	$

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

(2)	At March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, $6,991 million, $6,865 million, $3,380 million, $3,276 million and $X,XXX million, respectively, of assets and $6,684 million, $6,547 million, $3,157 million, $3,068 million and $X,XXX million, respectively, of liabilities are included related to certain securitization entities that are required to be consolidated under GAAP. See pages 31 and 32, note 3 for the amounts by asset category.

(3)	At December 31, 2011 and March 31, 2012, $7,652 million and $X,XXX million, respectively, of assets and $7,626 million and $X,XXX million, respectively, of liabilities are included related to securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011		March 31, 2012

OPERATING REVENUES
Premiums	$8,532	$9,270	$9,319	$9,148	$
Universal life and investment-type product policy fees	1,832	1,908	1,906	1,882
Net investment income	4,783	5,011	4,970	4,897
Other revenues	468	458	517	468
Total operating revenues	15,615	16,647	16,712	16,395

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,439	9,272	9,604	8,926
Interest credited to policyholder account balances	1,479	1,508	1,534	1,536
Capitalization of DAC	(1,262)	(1,365)	(1,524)	(1,398)
Amortization of DAC and VOBA	997	1,136	1,162	1,060
Amortization of negative VOBA	(163)	(163)	(150)	(143)
Interest expense on debt	323	328	328	326
Other expenses	3,890	4,172	4,389	4,304
Total operating expenses	13,703	14,888	15,343	14,611

Operating earnings before provision for income tax	1,912	1,759	1,369	1,784
Provision for income tax expense (benefit)	564	521	343	506
Operating earnings	1,348	1,238	1,026	1,278
Preferred stock dividends	30	31	30	31
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,318	$1,207	$996	$1,247	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,348	$1,238	$1,026	$1,278	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(99)	(155)	(55)	(558)
Net derivative gains (losses)	(315)	352	4,196	591
Premiums	22	24	23	23
Universal life and investment-type product policy fees	57	61	92	68
Net investment income	530	82	(717)	30
Other revenues	98	134	203	186
Policyholder benefits and claims and policyholder dividends	(170)	(223)	202	(485)
Interest credited to policyholder account balances	(445)	66	796	37
Capitalization of DAC	2	2	3	2
Amortization of DAC and VOBA	58	(118)	(556)	73
Amortization of negative VOBA	20	20	20	18
Interest expense on debt	(92)	(92)	(97)	(43)
Other expenses	(293)	(403)	(363)	(451)
Provision for income tax (expense) benefit	203	73	(1,329)	194
Income (loss) from continuing operations, net of income tax	924	1,061	3,444	963
Income (loss) from discontinued operations, net of income tax	(40)	32	6	25
Net income (loss)	884	1,093	3,450	988
Less: Net income (loss) attributable to noncontrolling interest	7	(7)	(6)	(2)
Net income (loss) attributable to MetLife, Inc.	877	1,100	3,456	990
Less: Preferred stock dividends	30	31	30	31
Less: Preferred stock redemption premium	146	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$701	$1,069	$3,426	$959	$

Premiums, Fees and Other Revenues (Operating)	$10,832	$11,636	$11,742	$11,498	$

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
For the Three Months Ended March 31, 2012

Unaudited (In millions)	Consolidated	The Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$
Universal life and investment-type product policy fees
Net investment income
Other revenues
Total operating revenues

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends
Interest credited to policyholder account balances
Capitalization of DAC
Amortization of DAC and VOBA
Amortization of negative VOBA
Interest expense on debt
Other expenses
Total operating expenses

Operating earnings before provision for income tax
Provision for income tax expense (benefit)
Operating earnings
Preferred stock dividends
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)
Net derivative gains (losses)
Premiums
Universal life and investment-type product policy fees
Net investment income
Other revenues
Policyholder benefits and claims and policyholder dividends
Interest credited to policyholder account balances
Capitalization of DAC
Amortization of DAC and VOBA
Amortization of negative VOBA
Interest expense on debt
Other expenses
Provision for income tax (expense) benefit
Income (loss) from continuing operations, net of income tax
Income (loss) from discontinued operations, net of income tax
Net income (loss)
Less: Net income (loss) attributable to noncontrolling interest
Net income (loss) attributable to MetLife, Inc.
Less: Preferred stock dividends
Less: Preferred stock redemption premium
Net income (loss) available to MetLife, Inc.’s common shareholders	$

Premiums, Fees and Other Revenues (Operating)	$

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended March 31, 2011

Unaudited (In millions)	Consolidated	The Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$8,532	$6,018	$1,803	$697	$14
Universal life and investment-type product policy fees	1,832	1,393	297	104	38
Net investment income	4,783	3,845	513	173	252
Other revenues	468	347	12	26	83
Total operating revenues	15,615	11,603	2,625	1,000	387

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,439	6,817	1,198	408	16
Interest credited to policyholder account balances	1,479	1,060	380	39	-
Capitalization of DAC	(1,262)	(630)	(451)	(181)	-
Amortization of DAC and VOBA	997	504	329	164	-
Amortization of negative VOBA	(163)	(2)	(146)	(15)	-
Interest expense on debt	323	2	1	1	319
Other expenses	3,890	2,324	990	458	118
Total operating expenses	13,703	10,075	2,301	874	453

Operating earnings before provision for income tax	1,912	1,528	324	126	(66)
Provision for income tax expense (benefit)	564	504	100	47	(87)
Operating earnings	1,348	1,024	224	79	21
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,318	$1,024	$224	$79	$(9)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,348	$1,024	$224	$79	$21
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(99)	78	(126)	(54)	3
Net derivative gains (losses)	(315)	(308)	56	19	(82)
Premiums	22	22	-	-	-
Universal life and investment-type product policy fees	57	57	-	-	-
Net investment income	530	(28)	243	140	175
Other revenues	98	(2)	1	-	99
Policyholder benefits and claims and policyholder dividends	(170)	(162)	(8)	-	-
Interest credited to policyholder account balances	(445)	(21)	(267)	(157)	-
Capitalization of DAC	2	2	-	-	-
Amortization of DAC and VOBA	58	58	-	-	-
Amortization of negative VOBA	20	1	19	-	-
Interest expense on debt	(92)	-	-	-	(92)
Other expenses	(293)	(13)	(2)	4	(282)
Provision for income tax (expense) benefit	203	95	28	20	60
Income (loss) from continuing operations, net of income tax	924	803	168	51	(98)
Income (loss) from discontinued operations, net of income tax	(40)	21	(61)	-	-
Net income (loss)	884	824	107	51	(98)
Less: Net income (loss) attributable to noncontrolling interest	7	-	-	7	-
Net income (loss) attributable to MetLife, Inc.	877	824	107	44	(98)
Less: Preferred stock dividends	30	-	-	-	30
Less: Preferred stock redemption premium	146	-	-	-	146
Net income (loss) available to MetLife, Inc.’s common shareholders	$701	824	107	44	(274)

Premiums, Fees and Other Revenues (Operating)	$10,832	$7,758	$2,112	$827	$135

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

METLIFE, INC. SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1), (2)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

THE AMERICAS

RETAIL PRODUCTS	$341	$333	$200	$386	$

GROUP, VOLUNTARY AND WORKSITE BENEFITS	273	228	167	298

CORPORATE BENEFIT FUNDING	289	325	272	226

LATIN AMERICA	121	129	141	123

THE AMERICAS TOTAL	$1,024	$1,015	$780	$1,033	$

ASIA	224	171	222	250

EMEA	79	64	65	56

CORPORATE & OTHER	(9)	(43)	(71)	(92)

METLIFE, INC. CONSOLIDATED	$1,318	$1,207	$996	$1,247	$

(1)          A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders for each segment appears in the QFS as follows: (i) Retail Products, page 9, (ii) Group, Voluntary and Worksite Benefits, page 15, (iii) Corporate Benefit Funding, page 23, (iv) Latin America, page 27, (v) Asia, page 28, (vi) EMEA, page 29, and (vi) Corporate & Other, page 30. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) for MetLife, Inc. appears on page 5.

(2)          Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS RETAIL PRODUCTS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended						For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011		March 31, 2012	March 31, 2011		March 31, 2012

OPERATING REVENUES
Premiums	$1,025	$1,135	$1,275	$1,306	$		$1,025	$
Universal life and investment-type product policy fees	991	1,032	1,027	1,046			991
Net investment income	1,808	1,827	1,788	1,776			1,808
Other revenues	182	187	200	191			182
Total operating revenues	4,006	4,181	4,290	4,319			4,006

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,779	1,876	2,122	1,878			1,779
Interest credited to policyholder account balances	591	595	617	609			591
Capitalization of DAC	(421)	(499)	(582)	(536)			(421)
Amortization of DAC and VOBA	338	368	449	409			338
Amortization of negative VOBA	—	—	—	—			—
Interest expense on debt	—	—	—	1			—
Other expenses	1,197	1,324	1,377	1,364			1,197
Total operating expenses	3,484	3,664	3,983	3,725			3,484

Operating earnings before provision for income tax	522	517	307	594			522
Provision for income tax expense (benefit)	181	184	107	208			181
Operating earnings	341	333	200	386			341
Preferred stock dividends	—	—	—	—			—
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$341	$333	$200	$386	$		$341	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$341	$333	$200	$386	$		$341	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	35	47	44	22			35
Net derivative gains (losses)	(74)	336	1,443	560			(74)
Premiums	—	—	—	—			—
Universal life and investment-type product policy fees	55	59	90	66			55
Net investment income	(53)	(51)	(68)	(80)			(53)
Other revenues	—	—	—	—			—
Policyholder benefits and claims and policyholder dividends	(147)	(12)	407	(449)			(147)
Interest credited to policyholder account balances	—	—	—	—			—
Capitalization of DAC	—	—	—	—			—
Amortization of DAC and VOBA	59	(117)	(535)	73			59
Amortization of negative VOBA	—	—	—	—			—
Interest expense on debt	—	—	—	—			—
Other expenses	—	—	—	—			—
Provision for income tax (expense) benefit	43	(91)	(482)	(68)			43
Income (loss) from continuing operations, net of income tax	259	504	1,099	510			259
Income (loss) from discontinued operations, net of income tax	20	9	8	(2)			20
Net income (loss)	279	513	1,107	508			279
Less: Net income (loss) attributable to noncontrolling interest	—	—	1	—			—
Net income (loss) attributable to MetLife, Inc.	279	513	1,106	508			279
Less: Preferred stock dividends	—	—	—	—			—
Less: Preferred stock redemption premium	—	—	—	—			—
Net income (loss) available to MetLife, Inc.’s common shareholders	$279	$513	$1,106	$508	$		$279	$

Premiums, Fees and Other Revenues (Operating)	$2,198	$2,354	$2,502	$2,543	$		$2,198	$

(1)          Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS RETAIL PRODUCTS—LIFE STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS—PRODUCT LEVEL (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012
OPERATING REVENUES
Premiums	$951	$988	$993	$1,098	$	$951	$
Universal life and investment-type product policy fees	405	410	407	412		405
Net investment income	1,097	1,118	1,074	1,040		1,097
Other revenues	107	112	123	111		107
Total operating revenues	2,560	2,628	2,597	2,661		2,560

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,603	1,628	1,709	1,562		1,603
Interest credited to policyholder account balances	198	201	209	211		198
Capitalization of DAC	(133)	(136)	(132)	(146)		(133)
Amortization of DAC and VOBA	161	153	130	205		161
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	525	545	519	556		525
Total operating expenses	2,354	2,391	2,435	2,388		2,354

Operating earnings before provision for income tax	206	237	162	273		206
Provision for income tax expense (benefit)	71	85	55	96		71
Operating earnings	135	152	107	177		135
Preferred stock dividends	-	-	-	-		-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$135	$152	$107	$177	$	$135	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$135	$152	$107	$177	$	$135	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	26	6	21	7		26
Net derivative gains (losses)	(70)	81	525	42		(70)
Premiums	-	-	-	-		-
Universal life and investment-type product policy fees	(3)	1	16	-		(3)
Net investment income	(17)	(20)	(23)	(23)		(17)
Other revenues	-	-	-	-		-
Policyholder benefits and claims and policyholder dividends	-	-	-	-		-
Interest credited to policyholder account balances	-	-	-	-		-
Capitalization of DAC	-	-	-	-		-
Amortization of DAC and VOBA	-	(3)	(51)	117		-
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	-	-	-	-		-
Provision for income tax (expense) benefit	22	(23)	(172)	(50)		22
Income (loss) from continuing operations, net of income tax	93	194	423	270		93
Income (loss) from discontinued operations, net of income tax	20	9	8	(2)		20
Net income (loss)	113	203	431	268		113
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	2		-

Net income (loss) attributable to MetLife, Inc.	113	203	431	266		113
Less: Preferred stock dividends	-	-	-	-		-
Less: Preferred stock redemption premium	-	-	-	-		-
Net income (loss) available to MetLife, Inc.’s common shareholders	$113	$203	$431	$266	$	$113	$

Premiums, Fees and Other Revenues (Operating)	$1,463	$1,510	$1,523	$1,621	$	$1,463	$

Mortality as a Percentage of Expected	92.5%	84.4%	98.5%	81.1%

Lapse Ratio
Traditional Life	6.5%	6.6%	6.8%	6.1%
Variable & Universal Life	6.0%	5.8%	5.8%	5.4%

(1)          Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

RETAIL PRODUCTS—ANNUITIES

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS—PRODUCT LEVEL (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012
OPERATING REVENUES
Premiums	$74	$147	$282	$208	$	$74	$
Universal life and investment-type product policy fees	586	622	620	634		586
Net investment income	711	709	714	736		711
Other revenues	75	75	77	80		75
Total operating revenues	1,446	1,553	1,693	1,658		1,446

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	176	248	413	316		176
Interest credited to policyholder account balances	393	394	408	398		393
Capitalization of DAC	(288)	(363)	(450)	(390)		(288)
Amortization of DAC and VOBA	177	215	319	204		177
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	1		-
Other expenses	672	779	858	808		672
Total operating expenses	1,130	1,273	1,548	1,337		1,130

Operating earnings before provision for income tax	316	280	145	321		316
Provision for income tax expense (benefit)	110	99	52	112		110
Operating earnings	206	181	93	209		206
Preferred stock dividends	-	-	-	-		-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$206	$181	$93	$209	$	$206	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$206	$181	$93	$209	$	$206	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	9	41	23	15		9
Net derivative gains (losses)	(4)	255	918	518		(4)
Premiums	-	-	-	-		-
Universal life and investment-type product policy fees	58	58	74	66		58
Net investment income	(36)	(31)	(45)	(57)		(36)
Other revenues	-	-	-	-		-
Policyholder benefits and claims and policyholder dividends	(147)	(12)	407	(449)		(147)
Interest credited to policyholder account balances	-	-	-	-		-
Capitalization of DAC	-	-	-	-		-
Amortization of DAC and VOBA	59	(114)	(484)	(44)		59
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	-	-	-	-		-
Provision for income tax (expense) benefit	21	(68)	(310)	(18)		21
Income (loss) from continuing operations, net of income tax	166	310	676	240		166
Income (loss) from discontinued operations, net of income tax	-	-	-	-		-
Net income (loss)	166	310	676	240		166
Less: Net income (loss) attributable to noncontrolling interest	-	-	1	(2)		-
Net income (loss) attributable to MetLife, Inc.	166	310	675	242		166
Less: Preferred stock dividends	-	-	-	-		-
Less: Preferred stock redemption premium	-	-	-	-		-
Net income (loss) available to MetLife, Inc.’s common shareholders	$166	$310	$675	$242	$	$166	$

Premiums, Fees and Other Revenues (Operating)	$735	$844	$979	$922	$	$735	$

Lapse Ratio
Fixed Annuities	6.2%	6.4%	6.6%	7.8%
Variable Annuities	7.3%	7.4%	6.9%	6.8%

(1)          Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

RETAIL PRODUCTS

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE

	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$76,264	$76,713	$77,207	$77,654
Premiums and deposits (1), (2)	2,108	2,055	2,066	2,157
Surrenders and withdrawals	(943)	(895)	(905)	(887)
Benefit payments	(678)	(627)	(694)	(670)

Net Flows	487	533	467	600
Net transfers from (to) separate account	23	36	27	27
Interest	765	767	777	780
Policy charges	(419)	(428)	(435)	(446)
Other	(407)	(414)	(389)	(666)

Balance, end of period	$76,713	$77,207	$77,654	$77,949
ANNUITIES (3)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$50,860	$50,334	$50,885	$54,991
Premiums and deposits (1), (2)	1,608	1,931	2,699	2,216
Surrenders and withdrawals	(913)	(921)	(991)	(1,300)
Benefit payments	(372)	(376)	(384)	(370)

Net Flows	323	634	1,324	546
Net transfers from (to) separate account	(846)	(733)	(624)	(1,401)
Interest	479	479	484	472
Policy charges	(17)	(20)	(19)	(15)
Other	(465)	191	2,941	(694)

Balance, end of period	$50,334	$50,885	$54,991	$53,899
SEPARATE ACCOUNT LIABILITIES LIFE
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$9,076	$9,368	$9,301	$8,071
Premiums and deposits (2)	193	184	178	240
Surrenders and withdrawals	(139)	(131)	(116)	(109)
Benefit payments	(12)	(14)	(8)	(8)

Net Flows	42	39	54	123
Investment performance	413	69	(1,121)	576
Net transfers from (to) general account	(23)	(36)	(27)	(27)
Policy charges	(139)	(139)	(136)	(136)
Other	(1)	-	-	(661)

Balance, end of period	$9,368	$9,301	$8,071	$7,946
ANNUITIES (3)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$107,282	$114,510	$118,463	$108,655
Premiums and deposits (2)	4,563	5,703	6,787	5,778
Surrenders and withdrawals	(2,106)	(2,330)	(2,112)	(1,993)
Benefit payments	(206)	(219)	(209)	(203)

Net Flows	2,251	3,154	4,466	3,582
Investment performance	4,661	655	(14,329)	7,214
Net transfers from (to) general account	846	733	624	1,401
Policy charges	(529)	(589)	(574)	(589)
Other	(1)	-	5	-

Balance, end of period	$114,510	$118,463	$108,655	$120,263

(1)          Includes premiums and deposits directed to the General Account investment option of variable products.

(2)          Includes company sponsored internal exchanges.

(3)          Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

RETAIL PRODUCTS

OTHER EXPENSES BY MAJOR CATEGORY AND SALES BY PRODUCT

OTHER EXPENSES (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Direct and allocated expenses	$397	$424	$390	$437	$
Pension and post-retirement benefit costs	51	51	55	51
Premium taxes, other taxes, and licenses & fees	32	32	25	37
Total fixed operating expenses	$480	$507	$470	$525	$

Commissions and other variable expenses	719	817	907	839

Total other expenses	$1,197	$1,324	$1,377	$1,364	$

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Life Sales (2)

Term Life	$30	$33	$32	$35	$
Whole Life	27	30	27	29
Variable Life	9	11	9	16
Universal Life	57	54	52	56
Total Life sales	$123	$128	$120	$136	$

Annuities Sales (1), (3)
Fixed annuity sales	$231	$283	$506	$453	$
Variable annuity sales	5,684	6,968	8,559	7,229
Total annuity sales	$5,915	$7,251	$9,065	$7,682	$

Annuity Separate Account and General Account (1)
Separate Accounts
Total variable annuities separate accounts	$4,383	$5,398	$6,442	$5,538	$
General Accounts
Fixed annuity	231	283	506	453
Variable annuity	1,301	1,570	2,117	1,691
Total general accounts	1,532	1,853	2,623	2,144
Total annuity premiums and deposits	$5,915	$7,251	$9,065	$7,682	$

(1)          Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

(2)          Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(3)          Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

THE AMERICAS
RETAIL PRODUCTS
SPREAD BY PRODUCT

VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
Unaudited	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Investment income yield	6.72%	6.57%	6.33%	5.80%
Average crediting rate	4.53%	4.47%	4.55%	4.49%
Annualized general account spread (1)	2.19%	2.10%	1.78%	1.31%

DEFERRED ANNUITIES
	For the Three Months Ended
Unaudited	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Investment income yield	6.17%	6.11%	6.07%	6.48%
Average crediting rate	3.58%	3.54%	3.50%	3.47%
Annualized general account spread (2)	2.59%	2.57%	2.57%	3.01%

(1)	This represents the general account spread for Variable and Universal Life, a component of Life.

(2)	This represents the general account spread for Deferred Annuities, a component of Annuities.

THE AMERICAS

GROUP, VOLUNTARY AND WORKSITE BENEFITS

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012
OPERATING REVENUES
Premiums	$3,976	$4,028	$3,926	$3,989	$	$3,976	$
Universal life and investment-type product policy fees	159	155	159	157		159
Net investment income	485	505	502	491		485
Other revenues	101	99	101	108		101
Total operating revenues	4,721	4,787	4,688	4,745		4,721

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,594	3,725	3,720	3,541		3,594
Interest credited to policyholder account balances	43	45	46	44		43
Capitalization of DAC	(122)	(123)	(125)	(107)		(122)
Amortization of DAC and VOBA	114	119	115	119		114
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	692	692	697	709		692
Total operating expenses	4,321	4,458	4,453	4,306		4,321

Operating earnings before provision for income tax	400	329	235	439		400
Provision for income tax expense (benefit)	127	101	68	141		127
Operating earnings	273	228	167	298		273
Preferred stock dividends	-	-	-	-		-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$273	$228	$167	$298	$	$273	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$273	$228	$167	$298	$	$273	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	11	(8)	(11)	(8)		11
Net derivative gains (losses)	(99)	177	1,065	116		(99)
Premiums	-	-	-	-		-
Universal life and investment-type product policy fees	-	-	-	-		-
Net investment income	(32)	(37)	(38)	(36)		(32)
Other revenues	-	-	-	-		-
Policyholder benefits and claims and policyholder dividends	-	-	1	(1)		-
Interest credited to policyholder account balances	-	-	-	-		-
Capitalization of DAC	-	-	-	-		-
Amortization of DAC and VOBA	-	-	-	-		-
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	-	-	1	(1)		-
Provision for income tax (expense) benefit	42	(47)	(355)	(24)		42
Income (loss) from continuing operations, net of income tax	195	313	830	344		195
Income (loss) from discontinued operations, net of income tax	-	-	2	-		-
Net income (loss)	195	313	832	344		195
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	(1)		-
Net income (loss) attributable to MetLife, Inc.	195	313	832	345		195
Less: Preferred stock dividends	-	-	-	-		-
Less: Preferred stock redemption premium	-	-	-	-		-
Net income (loss) available to MetLife, Inc.’s common shareholders	$195	$313	$832	$345	$	$195	$

Premiums, Fees and Other Revenues (Operating)	$4,236	$4,282	$4,186	$4,254	$	$4,236	$

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

GROUP, VOLUNTARY AND WORKSITE BENEFITS - GROUP LIFE

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012
OPERATING REVENUES
Premiums	$1,765	$1,818	$1,711	$1,771	$	$1,765	$
Universal life and investment-type product policy fees	159	155	159	157		159
Net investment income	200	205	200	194		200
Other revenues	2	1	-	1		2
Total operating revenues	2,126	2,179	2,070	2,123		2,126

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,768	1,726	1,847	1,732		1,768
Interest credited to policyholder account balances	40	42	43	40		40
Capitalization of DAC	(4)	(3)	(3)	(2)		(4)
Amortization of DAC and VOBA	3	4	1	4		3
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	140	141	141	142		140
Total operating expenses	1,947	1,910	2,029	1,916		1,947

Operating earnings before provision for income tax	179	269	41	207		179
Provision for income tax expense (benefit)	63	94	14	73		63
Operating earnings	116	175	27	134		116
Preferred stock dividends	-	-	-	-		-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$116	$175	$27	$134	$	$116	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$116	$175	$27	$134	$	$116	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	3	(6)	(14)	(1)		3
Net derivative gains (losses)	(22)	36	56	13		(22)
Premiums	-	-	-	-		-
Universal life and investment-type product policy fees	-	-	-	-		-
Net investment income	(18)	(21)	(21)	(20)		(18)
Other revenues	-	-	-	-		-
Policyholder benefits and claims and policyholder dividends	-	-	-	-		-
Interest credited to policyholder account balances	-	-	-	-		-
Capitalization of DAC	-	-	-	-		-
Amortization of DAC and VOBA	-	-	-	-		-
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	-	-	-	-		-
Provision for income tax (expense) benefit	13	(3)	(8)	3		13
Income (loss) from continuing operations, net of income tax	92	181	40	129		92
Income (loss) from discontinued operations, net of income tax	-	-	2	-		-
Net income (loss)	92	181	42	129		92
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-		-
Net income (loss) attributable to MetLife, Inc.	92	181	42	129		92
Less: Preferred stock dividends	-	-	-	-		-
Less: Preferred stock redemption premium	-	-	-	-		-
Net income (loss) available to MetLife, Inc.’s common shareholders	$92	$181	$42	$129	$	$92	$

Premiums, Fees and Other Revenues (Operating)	$1,926	$1,974	$1,870	$1,929	$	$1,926	$

Group Life Mortality Ratio	88.2%	82.1%	98.5%	85.2%

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

GROUP, VOLUNTARY AND WORKSITE BENEFITS - NON-MEDICAL HEALTH

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012
OPERATING REVENUES
Premiums	$1,476	$1,462	$1,455	$1,461	$	$1,476	$
Universal life and investment-type product policy fees	-	-	-	-		-
Net investment income	232	249	252	246		232
Other revenues	91	91	93	97		91
Total operating revenues	1,799	1,802	1,800	1,804		1,799

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,294	1,280	1,260	1,298		1,294
Interest credited to policyholder account balances	3	3	3	4		3
Capitalization of DAC	(37)	(32)	(29)	(21)		(37)
Amortization of DAC and VOBA	26	31	26	29		26
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	359	353	356	366		359
Total operating expenses	1,645	1,635	1,616	1,676		1,645

Operating earnings before provision for income tax	154	167	184	128		154
Provision for income tax expense (benefit)	54	58	65	45		54
Operating earnings	100	109	119	83		100
Preferred stock dividends	-	-	-	-		-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$100	$109	$119	$83	$	$100	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$100	$109	$119	$83	$	$100	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	8	4	7	(8)		8
Net derivative gains (losses)	(77)	144	1,016	105		(77)
Premiums	-	-	-	-		-
Universal life and investment-type product policy fees	-	-	-	-		-
Net investment income	(14)	(16)	(17)	(16)		(14)
Other revenues	-	-	-	-		-
Policyholder benefits and claims and policyholder dividends	-	-	1	(1)		-
Interest credited to policyholder account balances	-	-	-	-		-
Capitalization of DAC	-	-	-	-		-
Amortization of DAC and VOBA	-	-	-	-		-
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	-	-	1	(1)		-
Provision for income tax (expense) benefit	29	(47)	(351)	(27)		29
Income (loss) from continuing operations, net of income tax	46	194	776	135		46
Income (loss) from discontinued operations, net of income tax	-	-	-	-		-
Net income (loss)	46	194	776	135		46
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	(1)		-
Net income (loss) attributable to MetLife, Inc.	46	194	776	136		46
Less: Preferred stock dividends	-	-	-	-		-
Less: Preferred stock redemption premium	-	-	-	-		-
Net income (loss) available to MetLife, Inc.’s common shareholders	$46	$194	$776	$136	$	$46	$

Premiums, Fees and Other Revenues (Operating)	$1,567	$1,553	$1,548	$1,558	$	$1,567	$

Non-Medical Health Benefit Ratio	87.7%	87.5%	86.6%	88.9%

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

GROUP, VOLUNTARY AND WORKSITE BENEFITS - PROPERTY AND CASUALTY

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012
OPERATING REVENUES
Premiums (2)	$735	$748	$760	$757	$	$735	$
Universal life and investment-type product policy fees	-	-	-	-		-
Net investment income	53	51	50	51		53
Other revenues	8	7	8	10		8
Total operating revenues	796	806	818	818		796

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends (2)	532	719	613	511		532
Interest credited to policyholder account balances	-	-	-	-		-
Capitalization of DAC	(81)	(88)	(93)	(84)		(81)
Amortization of DAC and VOBA	85	84	88	86		85
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	193	198	200	201		193
Total operating expenses	729	913	808	714		729

Operating earnings before provision for income tax	67	(107)	10	104		67
Provision for income tax expense (benefit)	10	(51)	(11)	23		10
Operating earnings	57	(56)	21	81		57
Preferred stock dividends	-	-	-	-		-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$57	$(56)	$21	$81	$	$57	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$57	$(56)	$21	$81	$	$57	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	-	(6)	(4)	1		-
Net derivative gains (losses)	-	(3)	(7)	(2)		-
Premiums	-	-	-	-		-
Universal life and investment-type product policy fees	-	-	-	-		-
Net investment income	-	-	-	-		-
Other revenues	-	-	-	-		-
Policyholder benefits and claims and policyholder dividends	-	-	-	-		-
Interest credited to policyholder account balances	-	-	-	-		-
Capitalization of DAC	-	-	-	-		-
Amortization of DAC and VOBA	-	-	-	-		-
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	-	-	-	-		-
Provision for income tax (expense) benefit	-	3	4	-		-
Income (loss) from continuing operations, net of income tax	57	(62)	14	80		57
Income (loss) from discontinued operations, net of income tax	-	-	-	-		-
Net income (loss)	57	(62)	14	80		57
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-		-
Net income (loss) attributable to MetLife, Inc.	57	(62)	14	80		57
Less: Preferred stock dividends	-	-	-	-		-
Less: Preferred stock redemption premium	-	-	-	-		-
Net income (loss) available to MetLife, Inc.’s common shareholders	$57	$(62)	$14	$80	$	$57	$

Premiums, Fees and Other Revenues (Operating)	$743	$755	$768	$767	$	$743	$

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

(2)	Premiums reflect earned premiums and policyholder benefits and claims and policyholder dividends includes losses and loss adjustment expense.

THE AMERICAS

GROUP, VOLUNTARY AND WORKSITE BENEFITS

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$11,892	$11,963	$11,744	$11,587

Premiums and deposits	3,418	3,038	2,791	2,731
Surrenders and withdrawals	(1,379)	(1,231)	(1,087)	(896)
Benefit payments	(1,888)	(1,844)	(1,827)	(1,833)

Net Flows	151	(37)	(123)	2

Net transfers from (to) separate account	2	2	3	2
Interest	67	69	69	68
Policy charges	(120)	(133)	(109)	(122)
Other	(29)	(120)	3	(81)

Balance, end of period	$11,963	$11,744	$11,587	$11,456

NON-MEDICAL HEALTH
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$14,187	$14,384	$14,581	$14,802

Premiums and deposits	1,504	1,488	1,583	1,488
Surrenders and withdrawals	(3)	(3)	(103)	(3)
Benefit payments	(1,136)	(1,116)	(1,074)	(1,073)

Net Flows	365	369	406	412

Net transfers from (to) separate account	-	-	-	-
Interest	157	161	164	167
Policy charges	-	-	-	-
Other	(325)	(333)	(349)	(200)

Balance, end of period	$14,384	$14,581	$14,802	$15,181

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$491	$516	$516	$444

Premiums and deposits	50	47	47	47
Surrenders and withdrawals	(10)	(7)	(8)	(7)
Benefit payments	-	-	-	-

Net Flows	40	40	39	40

Investment performance	24	-	(70)	34
Net transfers from (to) general account	(2)	(2)	(3)	(2)
Policy charges	(37)	(38)	(38)	(38)
Other	-	-	-	-

Balance, end of period	$516	$516	$444	$478

THE AMERICAS
GROUP, VOLUNTARY AND WORKSITE BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY (1)
OTHER EXPENSES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Direct and allocated expenses	$451	$441	$445	$468	$
Pension and post-retirement benefit costs	25	25	25	25
Premium taxes, other taxes, and licenses & fees	64	68	68	63
Total fixed operating expenses	$540	$534	$538	$556	$

Commissions and other variable expenses	152	158	159	153
Total other expenses	$692	$692	$697	$709	$

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

GROUP, VOLUNTARY AND WORKSITE BENEFITS

SPREAD BY PRODUCT

GROUP LIFE

	For the Three Months Ended
Unaudited	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Investment income yield	5.52%	5.73%	5.66%	5.62%
Average crediting rate	2.01%	2.07%	2.11%	2.01%
Annualized general account spread	3.51%	3.66%	3.55%	3.61%

NON-MEDICAL HEALTH

	For the Three Months Ended
Unaudited	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Investment income yield	6.19%	6.53%	6.35%	6.40%
Average crediting rate	4.70%	4.70%	4.66%	4.68%
Annualized general account spread	1.49%	1.83%	1.69%	1.72%

THE AMERICAS
GROUP, VOLUNTARY AND WORKSITE BENEFITS - PROPERTY & CASUALTY
NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Net Written Premiums by Product
Automobile	$496	$509	$529	$491	$
Homeowners	201	255	265	238
Other	22	14	13	11
Total	$719	$778	$807	$740	$

Selected Financial Information and Supplemental Data

Total Property & Casualty
Net earned premium	735	748	760	757
Loss and loss adjustment expense ratio	72.5%	96.1%	80.6%	67.5%
Policyholder benefits and dividends	0.1%	0.1%	0.0%	0.0%
Other expense ratio	26.7%	26.0%	25.7%	26.7%
Payment fees credit	(0.6%)	(0.5%)	(0.5%)	(0.5%)
Total combined ratio	98.7%	121.7%	105.8%	93.7%
Effect of catastrophe losses	6.2%	35.8%	17.7%	3.6%
Combined ratio excluding catastrophes	92.5%	85.9%	88.1%	90.1%

Auto
Net earned premium	493	501	508	503
Loss and loss adjustment expense ratio	66.8%	71.4%	67.6%	74.7%
Policyholder benefits and dividends	0.1%	0.1%	0.0%	0.0%
Other expense ratio	25.9%	25.3%	25.2%	26.0%
Payment fees credit	(0.7%)	(0.6%)	(0.6%)	(0.6%)
Total combined ratio	92.1%	96.2%	92.2%	100.1%
Effect of catastrophe losses	(0.1%)	5.7%	2.8%	0.6%
Combined ratio excluding catastrophes	92.2%	90.5%	89.4%	99.5%

Homeowners & Other
Net earned premium	242	247	252	254
Loss and loss adjustment expense ratio	84.0%	146.1%	106.7%	53.3%
Policyholder benefits and dividends	0.1%	0.1%	0.0%	0.0%
Other expense ratio	28.4%	27.4%	27.0%	28.3%
Payment fees credit	(0.4%)	(0.4%)	(0.4%)	(0.4%)
Total combined ratio	112.1%	173.2%	133.3%	81.2%
Effect of catastrophe losses	19.0%	96.8%	47.7%	9.4%
Combined ratio excluding catastrophes	93.1%	76.4%	85.6%	71.8%

Pre-Tax Catastrophe Losses
Auto	$—	$28	$14	$4	$
Homeowners & Other	46	239	121	23
Total	$46	$267	$135	$27	$

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

CORPORATE BENEFIT FUNDING

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$423	$874	$835	$716	$	$423	$
Universal life and investment-type product policy fees	54	58	69	51		54
Net investment income	1,386	1,408	1,375	1,337		1,386
Other revenues	60	61	61	67		60
Total operating revenues	1,923	2,401	2,340	2,171		1,923

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,020	1,446	1,459	1,362		1,020
Interest credited to policyholder account balances	335	331	327	330		335
Capitalization of DAC	(12)	(5)	(6)	(2)		(12)
Amortization of DAC and VOBA	5	5	4	3		5
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	2	3	2	2		2
Other expenses	126	122	136	129		126
Total operating expenses	1,476	1,902	1,922	1,824		1,476

Operating earnings before provision for income tax	447	499	418	347		447
Provision for income tax expense (benefit)	158	174	146	121		158
Operating earnings	289	325	272	226		289
Preferred stock dividends	-	-	-	-		-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$289	$325	$272	$226	$	$289	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$289	$325	$272	$226	$	$289	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	12	(10)	83	(66)		12
Net derivative gains (losses)	(130)	(37)	447	146		(130)
Premiums	-	-	-	-		-
Universal life and investment-type product policy fees	-	-	-	-		-
Net investment income	41	33	36	24		41
Other revenues	-	-	-	-		-
Policyholder benefits and claims and policyholder dividends	8	(12)	(38)	7		8
Interest credited to policyholder account balances	(8)	(8)	(2)	(1)		(8)
Capitalization of DAC	-	-	-	-		-
Amortization of DAC and VOBA	-	-	-	-		-
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	-	1	3	(4)		-
Provision for income tax (expense) benefit	27	10	(184)	(35)		27
Income (loss) from continuing operations, net of income tax	239	302	617	297		239
Income (loss) from discontinued operations, net of income tax	1	21	4	-		1
Net income (loss)	240	323	621	297		240
Less: Net income (loss) attributable to noncontrolling interest	-	-	2	(5)		-
Net income (loss) attributable to MetLife, Inc.	240	323	619	302		240
Less: Preferred stock dividends	-	-	-	-		-
Less: Preferred stock redemption premium	-	-	-	-		-
Net income (loss) available to MetLife, Inc.’s common shareholders	$240	$323	$619	$302	$	$240	$

Premiums, Fees and Other Revenues (Operating)	$537	$993	$965	$834	$	$537	$

(1)    Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES (1) FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$101,456	$103,328	$104,538	$104,585

Premiums and deposits	16,805	11,148	14,309	13,677
Surrenders and withdrawals	(14,794)	(10,718)	(17,348)	(12,491)
Benefit payments	(831)	(827)	(881)	(860)

Net Flows	1,180	(397)	(3,920)	326

Net transfers from (to) separate account	(4)	(4)	(12)	(31)
Interest	1,036	1,028	1,015	1,010
Policy charges	(34)	(34)	(34)	(32)
Other	(306)	617	2,998	166

Balance, end of period	$103,328	$104,538	$104,585	$106,024

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$56,625	$61,061	$63,252	$65,054

Premiums and deposits	4,181	2,853	3,064	1,984
Surrenders and withdrawals	(1,256)	(1,404)	(2,050)	(2,106)
Benefit payments	(68)	(23)	(17)	(13)

Net Flows	2,857	1,426	997	(135)

Investment performance	761	1,012	799	1,354
Net transfers from (to) general account	4	4	12	31
Policy charges	(67)	(61)	(63)	(79)
Other	881	(190)	57	(1,374)

Balance, end of period	$61,061	$63,252	$65,054	$64,851

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS
CORPORATE BENEFIT FUNDING
OTHER EXPENSES BY MAJOR CATEGORY (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Direct and allocated expenses	$70	$69	$72	$84	$
Pension and post-retirement benefit costs	12	12	12	12
Premium taxes, other taxes, and licenses & fees	6	5	10	4
Total fixed operating expenses	$88	$86	$94	$100	$

Commissions and other variable expenses	38	36	42	29
Total other expenses	$126	$122	$136	$129	$

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS
CORPORATE BENEFIT FUNDING SPREAD (1)

CORPORATE BENEFIT FUNDING
	For the Three Months Ended
Unaudited	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Investment income yield	5.32%	5.33%	5.23%	5.12%
Average crediting rate	3.85%	3.76%	3.81%	3.87%
Annualized general account spread	1.47%	1.57%	1.42%	1.25%

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

LATIN AMERICA

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$594	$647	$672	$601	$	$594	$
Universal life and investment-type product policy fees	189	194	188	186		189
Net investment income	166	272	289	298		166
Other revenues	4	2	8	1		4
Total operating revenues	953	1,115	1,157	1,086		953

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	424	534	576	530		424
Interest credited to policyholder account balances	91	94	95	91		91
Capitalization of DAC	(75)	(78)	(78)	(64)		(75)
Amortization of DAC and VOBA	47	62	45	53		47
Amortization of negative VOBA	(2)	(2)	-	(2)		(2)
Interest expense on debt	-	1	-	-		-
Other expenses	309	339	333	324		309
Total operating expenses	794	950	971	932		794

Operating earnings before provision for income tax	159	165	186	154		159
Provision for income tax expense (benefit)	38	36	45	31		38
Operating earnings	121	129	141	123		121
Preferred stock dividends	-	-	-	-		-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$121	$129	$141	$123	$	$121	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$121	$129	$141	$123	$	$121	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	20	(13)	(8)	(5)		20
Net derivative gains (losses)	(5)	8	(45)	6		(5)
Premiums	22	24	23	23		22
Universal life and investment-type product policy fees	2	2	2	2		2
Net investment income	16	21	7	36		16
Other revenues	(2)	2	-	(1)		(2)
Policyholder benefits and claims and policyholder dividends	(23)	(189)	(159)	(21)		(23)
Interest credited to policyholder account balances	(13)	(22)	(7)	(36)		(13)
Capitalization of DAC	2	2	3	2		2
Amortization of DAC and VOBA	(1)	(1)	(1)	(1)		(1)
Amortization of negative VOBA	1	1	1	1		1
Interest expense on debt	-	-	-	-		-
Other expenses	(13)	(15)	(12)	(18)		(13)
Provision for income tax (expense) benefit	(17)	56	44	(1)		(17)
Income (loss) from continuing operations, net of income tax	110	5	(11)	110		110
Income (loss) from discontinued operations, net of income tax	-	-	-	-		-
Net income (loss)	110	5	(11)	110		110
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-		-
Net income (loss) attributable to MetLife, Inc.	110	5	(11)	110		110
Less: Preferred stock dividends	-	-	-	-		-
Less: Preferred stock redemption premium	-	-	-	-		-
Net income (loss) available to MetLife, Inc.’s common shareholders	$110	$5	$(11)	$110	$	$110	$

Premiums, Fees and Other Revenues (Operating)	$787	$843	$868	$788	$	$787	$

(1)    Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

ASIA

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$1,803	$1,884	$1,905	$1,880	$	$1,803	$
Universal life and investment-type product policy fees	297	296	318	280		297
Net investment income	513	596	618	650		513
Other revenues	12	8	8	6		12
Total operating revenues	2,625	2,784	2,849	2,816		2,625

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,198	1,272	1,259	1,247		1,198
Interest credited to policyholder account balances	380	398	413	413		380
Capitalization of DAC	(451)	(467)	(562)	(501)		(451)
Amortization of DAC and VOBA	329	401	386	304		329
Amortization of negative VOBA	(146)	(141)	(135)	(133)		(146)
Interest expense on debt	1	(1)	-	-		1
Other expenses	990	1,063	1,161	1,098		990
Total operating expenses	2,301	2,525	2,522	2,428		2,301

Operating earnings before provision for income tax	324	259	327	388		324
Provision for income tax expense (benefit)	100	88	105	138		100
Operating earnings	224	171	222	250		224
Preferred stock dividends	-	-	-	-		-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$224	$171	$222	$250	$	$224	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$224	$171	$222	$250	$	$224	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(126)	(32)	(22)	(111)		(126)
Net derivative gains (losses)	56	5	168	(27)		56
Premiums	-	-	-	-		-
Universal life and investment-type product policy fees	-	-	-	-		-
Net investment income	243	(175)	(443)	(147)		243
Other revenues	1	2	5	5		1
Policyholder benefits and claims and policyholder dividends	(8)	(10)	(9)	(21)		(8)
Interest credited to policyholder account balances	(267)	204	421	155		(267)
Capitalization of DAC	-	-	-	-		-
Amortization of DAC and VOBA	-	-	(20)	1		-
Amortization of negative VOBA	19	19	19	17		19
Interest expense on debt	-	-	-	-		-
Other expenses	(2)	3	3	4		(2)
Provision for income tax (expense) benefit	28	10	(58)	61		28
Income (loss) from continuing operations, net of income tax	168	197	286	187		168
Income (loss) from discontinued operations, net of income tax	(61)	1	(11)	27		(61)
Net income (loss)	107	198	275	214		107
Less: Net income (loss) attributable to noncontrolling interest	-	1	2	3		-
Net income (loss) attributable to MetLife, Inc.	107	197	273	211		107
Less: Preferred stock dividends	-	-	-	-		-
Less: Preferred stock redemption premium	-	-	-	-		-
Net income (loss) available to MetLife, Inc.’s common shareholders	$107	$197	$273	$211	$	$107	$

Premiums, Fees and Other Revenues (Operating)	$2,112	$2,188	$2,231	$2,166	$	$2,112	$

(1)    Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

EMEA
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$697	$689	$692	$643	$	$697	$
Universal life and investment-type product policy fees	104	135	106	122		104
Net investment income	173	178	176	133		173
Other revenues	26	29	29	41		26
Total operating revenues	1,000	1,031	1,003	939		1,000

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	408	395	407	343		408
Interest credited to policyholder account balances	39	45	36	49		39
Capitalization of DAC	(181)	(193)	(171)	(188)		(181)
Amortization of DAC and VOBA	164	181	163	171		164
Amortization of negative VOBA	(15)	(20)	(15)	(8)		(15)
Interest expense on debt	1	-	-	(1)		1
Other expenses	458	514	475	486		458
Total operating expenses	874	922	895	852		874

Operating earnings before provision for income tax	126	109	108	87		126
Provision for income tax expense (benefit)	47	45	43	31		47
Operating earnings	79	64	65	56		79
Preferred stock dividends	-	-	-	-		-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$79	$64	$65	$56	$	$79	$

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$79	$64	$65	$56	$	$79	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(54)	(34)	(232)	(219)		(54)
Net derivative gains (losses)	19	(12)	22	3		19
Premiums	-	-	-	-		-
Universal life and investment-type product policy fees	-	-	-	-		-
Net investment income	140	121	(388)	101		140
Other revenues	-	-	-	(1)		-
Policyholder benefits and claims and policyholder dividends	-	-	-	-		-
Interest credited to policyholder account balances	(157)	(108)	384	(81)		(157)
Capitalization of DAC	-	-	-	-		-
Amortization of DAC and VOBA	-	-	-	-		-
Amortization of negative VOBA	-	-	-	-		-
Interest expense on debt	-	-	-	-		-
Other expenses	4	(47)	(23)	(25)		4
Provision for income tax (expense) benefit	20	6	87	54		20
Income (loss) from continuing operations, net of income tax	51	(10)	(85)	(112)		51
Income (loss) from discontinued operations, net of income tax	-	-	-	-		-
Net income (loss)	51	(10)	(85)	(112)		51
Less: Net income (loss) attributable to noncontrolling interest	7	(3)	(12)	(1)		7
Net income (loss) attributable to MetLife, Inc.	44	(7)	(73)	(111)		44
Less: Preferred stock dividends	-	-	-	-		-
Less: Preferred stock redemption premium	-	-	-	-		-
Net income (loss) available to MetLife, Inc.’s common shareholders	$44	$(7)	$(73)	$(111)	$	$44	$

Premiums, Fees and Other Revenues (Operating)	$827	$853	$827	$806	$	$827	$

(1)    Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

	CORPORATE & OTHER
	STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

		For the Three Months Ended					For the Year Ended
	Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

	OPERATING REVENUES
	Premiums	$14	$13	$14	$13	$	$14	$
	Universal life and investment-type product policy fees	38	38	39	40		38
	Net investment income	252	225	222	212		252
	Other revenues	83	72	110	54		83
	Total operating revenues	387	348	385	319		387

	OPERATING EXPENSES
	Policyholder benefits and claims and policyholder dividends	16	24	61	25		16
	Interest credited to policyholder account balances	-	-	-	-		-
	Capitalization of DAC	-	-	-	-		-
	Amortization of DAC and VOBA	-	-	-	1		-
	Amortization of negative VOBA	-	-	-	-		-
	Interest expense on debt	319	325	326	324		319
	Other expenses	118	118	210	194		118
	Total operating expenses	453	467	597	544		453

	Operating earnings before provision for income tax	(66)	(119)	(212)	(225)		(66)
	Provision for income tax expense (benefit)	(87)	(107)	(171)	(164)		(87)
	Operating earnings	21	(12)	(41)	(61)		21
	Preferred stock dividends	30	31	30	31		30
	OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(9)	$(43)	$(71)	$(92)	$	$(9)	$

	Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
	Operating earnings	$21	$(12)	$(41)	$(61)	$	$21	$
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses)	3	(105)	91	(171)		3
	Net derivative gains (losses)	(82)	(125)	1,096	(213)		(82)
	Premiums	-	-	-	-		-
	Universal life and investment-type product policy fees	-	-	-	-		-
	Net investment income	175	170	177	132		175
	Other revenues	99	130	198	183		99
	Policyholder benefits and claims and policyholder dividends	-	-	-	-		-
	Interest credited to policyholder account balances	-	-	-	-		-
	Capitalization of DAC	-	-	-	-		-
	Amortization of DAC and VOBA	-	-	-	-		-
	Amortization of negative VOBA	-	-	-	-		-
	Interest expense on debt	(92)	(92)	(97)	(43)		(92)
	Other expenses	(282)	(345)	(335)	(407)		(282)
	Provision for income tax (expense) benefit	60	129	(381)	207		60
	Income (loss) from continuing operations, net of income tax	(98)	(250)	708	(373)		(98)
	Income (loss) from discontinued operations, net of income tax	-	1	3	-		-
	Net income (loss)	(98)	(249)	711	(373)		(98)
	Less: Net income (loss) attributable to noncontrolling interest	-	(5)	1	2		-
	Net income (loss) attributable to MetLife, Inc.	(98)	(244)	710	(375)		(98)
	Less: Preferred stock dividends	30	31	30	31		30
	Less: Preferred stock redemption premium	146	-	-	-		146
	Net income (loss) available to MetLife, Inc.’s common shareholders	$(274)	$(275)	$680	$(406)	$	$(274)	$

	Premiums, Fees and Other Revenues (Operating)	$135	$123	$163	$107	$	$135	$
(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

	INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
		At or For the Three Months Ended
	Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
	Fixed Maturity Securities
	Yield (1)	4.91%	4.94%	4.79%	4.90%
	Investment income (2), (3), (4)	$3,693	$3,794	$3,721	$3,808	$
	Investment gains (losses) (3)	(163)	(105)	(186)	(478)
	Ending carrying value (2), (3)	334,409	342,607	354,611	351,011
	Mortgage Loans
	Yield (1)	5.54%	5.50%	5.56%	5.53%
	Investment income (3), (4)	759	765	806	832
	Investment gains (losses) (3)	47	68	45	15
	Ending carrying value (3)	55,061	56,927	59,722	61,303
	Real Estate and Real Estate Joint Ventures
	Yield (1)	2.83%	4.85%	4.67%	2.65%
	Investment income (3)	57	99	96	55
	Investment gains (losses) (3)	29	47	165	(11)
	Ending carrying value	8,042	8,234	8,197	8,563
	Policy Loans
	Yield (1)	5.42%	5.41%	5.43%	5.35%
	Investment income	160	160	162	159
	Ending carrying value	11,872	11,858	11,932	11,892
	Equity Securities
	Yield (1)	3.45%	6.04%	3.59%	4.52%
	Investment income	30	48	28	35
	Investment gains (losses)	36	(70)	(3)	14
	Ending carrying value	3,584	3,238	3,118	3,023
	Other Limited Partnership Interests
	Yield (1)	15.14%	9.90%	11.08%	6.16%
	Investment income	243	159	180	99
	Investment gains (losses)	3	5	-	(4)
	Ending carrying value	6,409	6,453	6,538	6,378
	Cash and Short-term Investments
	Yield (1)	1.09%	1.09%	1.03%	0.87%
	Investment income	43	41	38	33
	Investment gains (losses)	-	1	-	1
	Ending carrying value (3)	19,455	22,026	25,901	27,750
	Other Invested Assets (1)
	Investment income (5)	10	163	158	108
	Investment gains (losses) (3)	4	(7)	-	(6)
	Ending carrying value (5)	13,662	14,866	23,103	23,581
	Total Investments
	Investment income yield (1), (5)	4.92%	5.08%	4.97%	4.87%
	Investment fees and expenses yield	(0.12)	(0.13)	(0.13)	(0.14)
	Net Investment Income Yield (1), (3), (5)	4.80%	4.95%	4.84%	4.73%
	Investment income (5)	$4,995	$5,229	$5,189	$5,129	$
	Investment fees and expenses	(128)	(138)	(137)	(143)
	Net Investment Income including Divested businesses (5)	4,867	5,091	5,052	4,986
	Less: Net investment Income from Divested businesses	84	80	82	89
	Net Investment Income (3), (5)	4,783	5,011	4,970	4,897
	Ending Carrying Value (3), (5)	$452,494	$466,209	$493,122	$493,501	$
	Investment portfolio gains (losses) including Divested businesses	$(44)	$(61)	$21	$(469)	$
	Less: Investment portfolio gains (losses) from Divested businesses	(3)	(6)	7	(138)
	Investment Portfolio Gains (Losses) (3)	(41)	(55)	14	(331)

	Gross investment gains	285	348	474	247
	Gross investment losses	(243)	(288)	(199)	(328)
	Writedowns	(83)	(115)	(261)	(250)
	Investment Portfolio Gains (Losses) (3)	(41)	(55)	14	(331)
	Investment portfolio gains (losses) income tax (expense) benefit	14	21	(5)	118
	Investment Portfolio Gains (Losses), Net of Income Tax	$(27)	$(34)	$9	$(213)	$

	Derivative Gains (Losses) including Divested businesses	$(386)	$293	$4,129	$509	$
	Less: Derivative gains (losses) from Divested businesses	(2)	(9)	(139)	(13)
	Derivative gains (losses) (3)	(384)	302	4,268	522
	Derivative gains (losses) income tax (expense) benefit	131	(107)	(1,496)	(171)
	Derivative Gains (Losses), Net of Income Tax	$(253)	$195	$2,772	$351	$

(1)	Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the adjustments described on page 2. Asset carrying values exclude unrealized investment gains (losses), collateral received from counterparties associated with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”), contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)	Fixed maturity securities includes $745 million, $863 million, $684 million, $740 million and $XXX million in ending carrying value, and $28 million, $16 million, ($38) million, $25 million and $XX million of investment income related to trading and other securities at or for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.

(3)

Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $18,459 million, $18,690 million, $17,874 million, $17,411 million and $XX,XXX million at March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively; 2) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs which are accounted for under the fair value option as follows: trading and other securities (included within fixed maturity securities in the yield table above) of $161 million, $147 million, $140 million, $117 million and $XXX million, mortgage loans of $6,771 million, $6,697 million, $3,227 million, $3,138 million and $X,XXX million and cash and short-term investments of $59 million, $21 million, $13 million, $21 million and $XX million at March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively; 3) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $7,652 million and $XX million at December 31, 2011 and March 31, 2012, respectively; 4) Net investment income adjustments as presented on page 36 within the reconciliation to Net Income; 5) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 6) Derivative gains (losses) presented in the above yield table and GAAP net derivative gains (losses) adjustments as presented below:

		For the Three Months Ended
		March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
	Investment portfolio gains (losses) - in above yield table	$(44)	$(61)	$21	$(469)
	Real estate discontinued operations	(28)	(43)	(26)	1
	Net investment gains (losses) related to CSEs	25	(16)	(7)	3
	Other gains (losses) reported in net investment gains (losses) on GAAP basis	(52)	(35)	(43)	(93)
	Net investment gains (losses) - GAAP basis	$(99)	$(155)	$(55)	$(558)	$

		For the Three Months Ended
		March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

	Derivative gains (losses) - in above yield table	$(386)	$293	$4,129	$509
	Investment hedge adjustments	39	55	70	85
	Joint venture adjustments	23	-	-	-
	Settlement of foreign currency earnings hedges	1	(4)	(5)	(4)
	PAB hedge adjustments	8	8	2	1
	Net derivative gains (losses) - GAAP basis	$(315)	$352	$4,196	$591	$

(4)	Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)	Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

INVESTMENTS
INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Fixed Maturity Securities
Yield (1)	4.91%	4.93%	4.95%	4.94%
Investment income (2), (3), (4)	$3,693	$7,487	$11,208	$15,016	$
Investment gains (losses) (3)	(163)	(268)	(454)	(932)
Ending carrying value (2), (3)	334,409	342,607	354,611	351,011
Mortgage Loans
Yield (1)	5.54%	5.52%	5.54%	5.53%
Investment income (3), (4)	759	1,524	2,330	3,162
Investment gains (losses) (3)	47	115	160	175
Ending carrying value (3)	55,061	56,927	59,722	61,303
Real Estate and Real Estate Joint Ventures
Yield (1)	2.83%	3.85%	4.15%	3.76%
Investment income (3)	57	156	252	307
Investment gains (losses) (3)	29	76	241	230
Ending carrying value	8,042	8,234	8,197	8,563
Policy Loans
Yield (1)	5.42%	5.41%	5.46%	5.43%
Investment income	160	320	482	641
Ending carrying value	11,872	11,858	11,932	11,892
Equity Securities
Yield (1)	3.45%	4.70%	4.42%	4.44%
Investment income	30	78	106	141
Investment gains (losses)	36	(34)	(37)	(23)
Ending carrying value	3,584	3,238	3,118	3,023
Other Limited Partnership Interests
Yield (1)	15.14%	12.52%	12.07%	10.58%
Investment income	243	402	582	681
Investment gains (losses)	3	8	8	4
Ending carrying value	6,409	6,453	6,538	6,378
Cash and Short-term Investments
Yield (1)	1.09%	1.09%	1.10%	1.04%
Investment income	43	84	122	155
Investment gains (losses)	-	1	1	2
Ending carrying value (3)	19,455	22,026	25,901	27,750
Other Invested Assets (1)
Investment income (5)	10	173	331	439
Investment gains (losses) (3)	4	(3)	(3)	(9)
Ending carrying value (5)	13,662	14,866	23,103	23,581
Total Investments
Investment income yield (1), (5)	4.92%	5.00%	5.05%	5.00%
Investment fees and expenses yield	(0.12)	(0.13)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5)	4.80%	4.87%	4.92%	4.87%
Investment income (5)	$4,995	$10,224	$15,413	$20,542	$
Investment fees and expenses	(128)	(266)	(403)	(546)
Net Investment Income including Divested businesses (5)	4,867	9,958	15,010	19,996
Less: Net investment Income from Divested businesses	84	164	246	335
Net Investment Income (3), (5)	4,783	9,794	14,764	19,661
Ending Carrying Value (3), (5)	$452,494	$466,209	$493,122	$493,501	$
Investment portfolio gains (losses) including Divested businesses	$(44)	$(105)	$(84)	$(553)	$
Less: Investment portfolio gains (losses) from Divested businesses	(3)	(9)	(2)	(140)
Investment Portfolio Gains (Losses) (3)	(41)	(96)	(82)	(413)

Gross investment gains	285	633	1,107	1,354
Gross investment losses	(243)	(531)	(730)	(1,058)
Writedowns	(83)	(198)	(459)	(709)
Investment Portfolio Gains (Losses) (3)	(41)	(96)	(82)	(413)
Investment portfolio gains (losses) income tax (expense) benefit	14	35	30	148
Investment Portfolio Gains (Losses), Net of Income Tax	$(27)	$(61)	$(52)	$(265)	$
Derivative Gains (Losses) including Divested businesses	$(386)	$(93)	$4,036	$4,545	$
Less: Derivative gains (losses) from Divested businesses	(2)	(11)	(150)	(163)
Derivative gains (losses) (3)	(384)	(82)	4,186	4,708
Derivative gains (losses) income tax (expense) benefit	131	24	(1,472)	(1,643)
Derivative Gains (Losses), Net of Income Tax	$(253)	$(58)	$2,714	$3,065	$

(1)	Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the adjustments described on page 2. Asset carrying values exclude unrealized investment gains (losses), collateral received from counterparties associated with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)	Fixed maturity securities includes $745 million, $863 million, $684 million, $740 million and $XXX million in ending carrying value, and $28 million, $44 million, $6 million, $31 million and $XX million of investment income related to trading and other securities at or for the year-to-date period ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.

(3)

Certain measures in this yield table vary from the most directly comparable measures presented in accordance with GAAP. The reconciliation of the yield table measures to the most directly comparable measures presented in accordance with GAAP are: 1) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $18,459 million, $18,690 million, $17,874 million, $17,411 million and $XX,XXX million at March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively; 2) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs which are accounted for under the fair value option as follows: trading and other securities (included within fixed maturity securities in the yield table above) of $161 million, $147 million, $140 million, $117 million and $XXX million, mortgage loans of $6,771 million, $6,697 million, $3,227 million, $3,138 million and $X,XXX million and cash and short-term investments of $59 million, $21 million, $13 million, $21 million and $XX million at March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively ;3) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $7,652 million and $X,XXX million at December 31, 2011 and March 31, 2012, respectively; 4) Net investment income adjustments as presented on page 36 within the reconciliation to Net Income; 5) Investment portfolio gains (losses) presented in the above yield table and GAAP net investment gains (losses) adjustments as presented below; and 6) Derivative gains (losses) presented in the above yield table and GAAP net derivative gains (losses) adjustments as presented below:

	For the Year-to-Date Period Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Investment portfolio gains (losses) - in above yield table	$(44)	$(105)	$(84)	$(553)
Real estate discontinued operations	(28)	(71)	(97)	(96)
Net investment gains (losses) related to certain CSEs	25	9	2	5
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(52)	(87)	(130)	(223)
Net investment gains (losses) - GAAP basis	$(99)	$(254)	$(309)	$(867)	$

	For the Year-to-Date Period Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Derivative gains (losses) - in above yield table	$(386)	$(93)	$4,036	$4,545
Investment hedge adjustments	39	94	164	249
Joint venture adjustments	23	23	23	23
Settlement of foreign currency earnings hedges	1	(3)	(8)	(12)
PAB hedge adjustments	8	16	18	19
Net derivative gains (losses) - GAAP basis	$(315)	$37	$4,233	$4,824	$

(4)	Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)	Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

INVESTMENTS
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011			March 31, 2012
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total		Amount	% of Total

Less than 20%	$4,806	72.8%	$3,315	62.1%	$2,818	53.7%	$2,896	52.5%	$
20% or more for less than six months	446	6.8%	825	15.5%	1,377	26.2%	1,332	24.2%
20% or more for six months or greater	1,344	20.4%	1,197	22.4%	1,055	20.1%	1,285	23.3%
Total Gross Unrealized Losses	$6,596	100.0%	$5,337	100.0%	$5,250	100.0%	$5,513	100.0%	$

Total Gross Unrealized Gains	$13,208		$16,178		$25,168		$25,973		$

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011			March 31, 2012
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total		Amount	% of Total

Less than 20%	$74	34.9%	$42	36.5%	$53	23.3%	$76	25.4%	$
20% or more for less than six months	18	8.5%	4	3.5%	89	39.0%	123	41.1%
20% or more for six months or greater	120	56.6%	69	60.0%	86	37.7%	100	33.5%
Total Gross Unrealized Losses	$212	100.0%	$115	100.0%	$228	100.0%	$299	100.0%	$

Total Gross Unrealized Gains	$283		$225		$119		$114		$

(1)    MetLife, Inc.’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

		March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011			March 31, 2012
Unaudited (In millions)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total		Amount	% of Total
U.S. corporate securities		$93,549	28.0%	$96,797	28.3%	$106,575	30.1%	$105,785	30.2%	$
Foreign corporate securities		68,697	20.6%	70,538	20.6%	63,522	18.0%	64,018	18.3%
Foreign government securities		45,189	13.6%	49,246	14.4%	52,959	15.0%	52,536	15.0%
Residential mortgage-backed securities		46,120	13.8%	44,615	13.1%	42,890	12.1%	42,637	12.2%
U.S. Treasury and agency securities		35,479	10.6%	35,565	10.4%	41,834	11.8%	40,012	11.4%
Commercial mortgage-backed securities		19,785	5.9%	19,518	5.7%	19,585	5.5%	19,069	5.4%
State and political subdivision securities		10,961	3.3%	11,669	3.4%	13,141	3.7%	13,235	3.8%
Asset-backed securities		13,877	4.2%	13,792	4.1%	13,421	3.8%	12,979	3.7%
Other fixed maturity securities		7	0.0%	4	0.0%	-	0.0%	-	0.0%
Total fixed maturity securities available-for-sale		$333,664	100.0%	$341,744	100.0%	$353,927	100.0%	$350,271	100.0%	$

NAIC	RATING AGENCY
RATING	DESIGNATION
1	Aaa / Aa / A	$236,943	71.0%	$239,761	70.2%	$250,596	70.8%	$246,786	70.5%	$
2	Baa	71,582	21.5%	77,066	22.5%	78,837	22.3%	78,531	22.4%
3	Ba	15,428	4.6%	15,266	4.5%	15,348	4.3%	14,375	4.1%
4	B	8,391	2.5%	8,489	2.5%	7,844	2.2%	8,849	2.5%
5	Caa and lower	1,172	0.4%	1,103	0.3%	1,157	0.3%	1,668	0.5%
6	In or near default	148	0.0%	59	0.0%	145	0.1%	62	0.0%
Total fixed maturity securities available-for-sale (1)		$333,664	100.0%	$341,744	100.0%	$353,927	100.0%	$350,271	100.0%	$

(1)

Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that file NAIC statutory financial statements are based on ratings from revised NAIC rating methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC rating methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed rating is used until a final rating becomes available. These revised NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011		March 31, 2012
Unaudited (In millions)
Traditional (2), (3)	$5,611	$5,709	$5,697	$5,959	$
Real estate joint ventures and funds	2,266	2,356	2,327	2,340
Subtotal	7,877	8,065	8,024	8,299
Foreclosed	165	169	173	264
Total Real Estate and Real Estate Joint Ventures	$8,042	$8,234	$8,197	$8,563	$

(2)	Includes wholly-owned real estate and operating real estate joint ventures.

(3)	Includes real estate held-for-sale and held-for-investment.

INVESTMENTS
SUMMARY OF MORTGAGE LOANS (1)
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Unaudited (In millions)
Commercial mortgage loans	$38,087	$39,050	$40,120	$40,440	$
Agricultural mortgage loans	12,761	12,981	12,967	13,129
Residential mortgage loans	2,399	2,657	3,424	689
Mortgage loans held-for-sale	2,435	2,805	3,740	7,526
Total Mortgage Loans	55,682	57,493	60,251	61,784
Valuation allowances	(621)	(566)	(529)	(481)
Total Mortgage Loans, net (2)	$55,061	$56,927	$59,722	$61,303	$

(1) Excludes the effects of securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition, of $7,652 million and $X,XXX million as of December 31, 2011 and March 31, 2012, respectively.
(2) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See page 31, note 3 for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS
BY REGION AND PROPERTY TYPE
	March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

South Atlantic	$7,930	20.8%	$8,323	21.3%	$8,591	21.4%	$9,022	22.3%	$
Pacific	8,052	21.1%	7,801	20.0%	8,195	20.4%	8,209	20.3%
Middle Atlantic	5,301	13.9%	5,873	15.0%	6,535	16.3%	6,370	15.8%
International	4,636	12.2%	4,518	11.6%	4,540	11.3%	4,713	11.7%
West South Central	2,921	7.7%	3,019	7.7%	3,145	7.9%	3,220	8.0%
East North Central	2,848	7.5%	3,111	8.0%	3,101	7.7%	2,984	7.3%
New England	1,482	3.9%	1,510	3.9%	1,491	3.7%	1,563	3.9%
Mountain	842	2.2%	838	2.1%	823	2.1%	746	1.8%
East South Central	460	1.2%	467	1.2%	454	1.1%	487	1.2%
West North Central	631	1.7%	628	1.6%	511	1.3%	365	0.9%
Multi-Region and Other	2,984	7.8%	2,962	7.6%	2,734	6.8%	2,761	6.8%
Total	$38,087	100.0%	$39,050	100.0%	$40,120	100.0%	$40,440	100.0%	$

Office	$16,728	43.9%	$17,951	46.0%	$19,290	48.1%	$18,582	45.9%	$
Retail	9,217	24.2%	8,901	22.8%	8,564	21.3%	9,524	23.6%
Apartments	3,536	9.3%	3,755	9.6%	4,166	10.4%	4,011	9.9%
Industrial	3,138	8.2%	3,046	7.8%	3,138	7.8%	3,102	7.7%
Hotel	3,223	8.5%	3,135	8.0%	2,982	7.4%	3,114	7.7%
Other	2,245	5.9%	2,262	5.8%	1,980	5.0%	2,107	5.2%
Total	$38,087	100.0%	$39,050	100.0%	$40,120	100.0%	$40,440	100.0%	$

METLIFE, INC. APPENDIX RECONCILIATION DETAIL (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,348	$1,238	$1,026	$1,278	$	$1,348	$
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(99)	(155)	(55)	(558)		(99)
Net derivative gains (losses)	(315)	352	4,196	591		(315)
Premiums	22	24	23	23		22
Universal life and investment-type product policy fees
Unearned revenue adjustments	(3)	1	16	-		(3)
GMIB fees	58	58	74	66		58
Related to divested businesses	2	2	2	2		2
Net investment income
Investment hedge adjustments	(39)	(55)	(70)	(85)		(39)
Income from discontinued real estate operations	(3)	(3)	(2)	(1)		(3)
Joint venture adjustments	(23)	-	-	-		(23)
Unit-linked contract income	419	(32)	(824)	(16)		419
Securitization entities income	92	92	97	43		92
Related to divested businesses	84	80	82	89		84
Other revenues
Settlement of foreign currency earnings hedges	(1)	4	5	4		(1)
Related to divested businesses	99	130	198	182		99
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-		-
Inflation adjustments and pass through adjustments	(10)	(197)	(189)	(24)		(10)
GMIB costs	(145)	(10)	411	(448)		(145)
Market value adjustments	(2)	(1)	(4)	-		(2)
Related to divested businesses	(13)	(15)	(16)	(13)		(13)
Interest credited to policyholder account balances
PAB hedge adjustments	(8)	(8)	(2)	(1)		(8)
Unit-linked contract costs	(435)	77	801	40		(435)
Related to divested businesses	(2)	(3)	(3)	(2)		(2)
Capitalization of DAC	2	2	3	2		2
Amortization of DAC and VOBA
Related to NIGL and NDGL	28	(112)	(426)	(16)		28
Related to GMIB fees and GMIB costs	31	(5)	(129)	90		31
Related to market value adjustments	-	-	-	-		-
Related to divested businesses	(1)	(1)	(1)	(1)		(1)
Amortization of negative VOBA
Related to market value adjustments	19	19	19	17		19
Related to divested businesses	1	1	1	1		1
Interest expense on debt
Securitization entities debt expense	(92)	(92)	(97)	(43)		(92)
Related to divested businesses	-	-	-	-		-
Other expenses
Noncontrolling interest	7	(9)	(7)	1		7
Regulatory implementation costs	(1)	(10)	(3)	(9)		(1)
Acquisition & integration costs	(68)	(126)	(85)	(133)		(68)
Related to divested businesses	(231)	(258)	(268)	(310)		(231)
Provision for income tax (expense) benefit	203	73	(1,329)	194		203
Income (loss) from continuing operations, net of income tax	924	1,061	3,444	963		924
Income (loss) from discontinued operations, net of income tax	(40)	32	6	25		(40)
Net income (loss)	884	1,093	3,450	988		884
Less: Net income (loss) attributable to noncontrolling interest	7	(7)	(6)	(2)		7
Net income (loss) attributable to MetLife, Inc.	877	1,100	3,456	990		877
Less: Preferred stock dividends	30	31	30	31		30
Less: Preferred stock redemption premium	146	-	-	-		146
Net income (loss) available to MetLife, Inc.’s common shareholders	$701	$1,069	$3,426	$959	$	$701	$

(1) Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.